THE VANTAGEPOINT FUNDS

Core Bond Index Fund
Diversifying Strategies Fund

Supplement dated March 20, 2013 to the Prospectus dated January 22, 2013, as supplemented

This supplement changes the disclosure in the prospectus and provides new information that should be read together with the prospectus and any supplements thereto.

CORE BOND INDEX FUND

Effective March 1, 2013, Zandra Zelaya and Gregory Lee of Mellon Capital Management Corporation (“Mellon Capital”) replaced David Kwan and Lowell Bennett as portfolio managers for the Vantagepoint Core Bond Index Fund. Therefore, the table relating to Mellon Capital found in the section entitled “Management — Subadviser” on page 36 is being replaced with the following:

Mellon Capital Management Corporation

Name	Title with Subadviser	Length of Service

Zandra Zelaya, CFA	Director and Senior Portfolio Manager (Fixed Income)	Portfolio Manager of the Fund since 2013
Gregory Lee, CFA	Vice President and Senior Portfolio Manager (Fixed Income)	Portfolio Manager of the Fund since 2013

Also as a result of this change, the following replaces the table found in the section entitled “Portfolio Managers” for the Vantagepoint Core Bond Index Fund on the top of page 114:

Name	Five Year Business History	Role in Fund Management

Zandra Zelaya, CFA	Joined Mellon Capital in 1997	Equal responsibility among Team Members
Gregory Lee, CFA	Joined Mellon Capital in 1989	Equal responsibility among Team Members

DIVERSIFYING STRATEGIES FUND

Effective March 1, 2013, Nick Niziolek and Dennis Cogan of Calamos Advisors LLC (“Calamos”) replaced John P. Calamos, Jr. and Christopher Hartman as portfolio managers for the portion of the Vantagepoint Diversifying Strategies Fund managed by Calamos. Therefore, the table relating to Calamos found in the section entitled “Management — Subadvisers” on page 34 is being replaced with the following:

Calamos Advisors LLC

Name	Title with Subadviser	Length of Service

John P. Calamos, Sr.	Chief Executive Officer and Global Co-Chief Investment Officer	Portfolio Manager of the Fund since January 2010
Gary D. Black	Executive Vice President, Global Co-Chief Investment Officer and Chief Investment Officer of Alternative Investments	Portfolio Manager of the Fund since August 2012
Jeff Scudieri	Senior Vice President and Co-Head of Research and Investments	Portfolio Manager of the Fund since January 2010
Jon Vacko	Senior Vice President and Co-Head of Research and Investments	Portfolio Manager of the Fund since January 2010
John Hillenbrand	Senior Vice President and Co-Portfolio Manager	Portfolio Manager of the Fund since January 2010

Name	Title with Subadviser	Length of Service

Steve Klouda	Senior Vice President and Co-Portfolio Manager	Portfolio Manager of the Fund since January 2010
Joe Wysocki	Vice President and Co-Portfolio Manager	Portfolio Manager of the Fund since January 2010
Nick Niziolek	Vice President and Co-Portfolio Manager	Portfolio Manager of the Fund since March 2013
Dennis Cogan	Vice President and Co-Portfolio Manager	Portfolio Manager of the Fund since March 2013

Also as a result of this change, the following replaces the information regarding Calamos found in the section entitled “Subadvisers and Portfolio Managers” on pages 111-112.

Calamos Advisors LLC (“Calamos”), 2020 Calamos Court, Naperville, Illinois 60563, serves as a subadviser to the Fund employing a global convertible securities strategy. Calamos’ strategy is to invest primarily in a portfolio of convertible securities of U.S. or foreign companies (which may include emerging markets) that they believe are undervalued and represent an attractive risk/reward opportunity. Calamos employs an investment process that encompasses both top-down and bottom-up analysis. Top-down analysis of current global market and economic conditions allied with the identification of long-term secular themes provides a framework for individual security research. Through bottom-up economic profit valuation analysis and in-depth credit research, the investment team seeks to uncover the most compelling opportunities within a company’s capital structure. Calamos may also invest in combinations of either convertible or non-convertible bonds, common stocks or equity options in order to replicate the investment exposure of convertible securities or to manage portfolio risk. Calamos has served as a subadviser since 2010.

While day-to-day management of the portfolio is a team effort, the Co-CIOs, along with the Co-Heads of Research and Investments and Co-Portfolio Managers, have joint primary and supervisory responsibility for the portfolio and work with all team members in developing and executing the portfolio’s investment program.

Name	Five Year Business History	Role in Fund Management

John P. Calamos, Sr.	Founded Calamos in 1977	Responsible for firm-wide risk management and the top-down approach of diversification by country, sector, industry and macro-level investment themes, and directs the team’s focus on macro themes, upon which the portfolio’s strategy is based
Gary D. Black	Joined Calamos in August 2012; with Black Capital, LLC from July 2009 until August 2012; with Janus Capital Group from January 2006 until July 2009	Responsible for portfolio level risk management, sector and country weightings, bottom-up fundamental security analysis, and corresponding research and analysis for key holdings
Jeff Scudieri	Joined Calamos in 1997	Responsible for implementation of strategy; direct and supervise team
Jon Vacko	Joined Calamos in 2000	Responsible for implementation of strategy; direct and supervise team
John Hillenbrand	Joined Calamos in 2002	Responsible for implementation of strategy; direct and supervise team
Steve Klouda	Joined Calamos in 1994	Responsible for implementation of strategy; direct and supervise team
Joe Wysocki	Joined Calamos in 2003	Responsible for implementation of strategy; direct and supervise team

Name	Five Year Business History	Role in Fund Management

Nick Niziolek	Joined Calamos in 2005	Responsible for implementation of strategy; direct and supervise team
Dennis Cogan	Joined Calamos in 2005	Responsible for implementation of strategy; direct and supervise team

Please retain this supplement for future reference.

SUPP-024-201303-1192

THE VANTAGEPOINT FUNDS

Supplement dated March 20, 2013 to the Statement of Additional Information dated January 22, 2013, as supplemented

The following changes are made to the statement of additional information (“SAI”) and provide new information that should be read together with the SAI and any supplements thereto.

CORE BOND INDEX FUND

Effective March 1, 2013, Zandra Zelaya and Gregory Lee of Mellon Capital Management Corporation (“Mellon Capital”) replaced David Kwan and Lowell Bennett as portfolio managers for the Vantagepoint Core Bond Index Fund.

The following replaces the information relating to Mellon Capital under the section entitled “Additional Information Pertaining to Portfolio Managers of the Funds” on page 96 of the SAI:

Mellon Capital reported the following regarding other accounts managed by portfolio manager(s) as of December 31, 2012:

	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Fund/Portfolio		Total Assets		Total Assets		Total Assets
Manager(s)	Number	(In millions)	Number	(In millions)	Number	(In millions)

Core Bond Index Fund
Zandra Zelaya	6	$5,759	31	$13,861	7	$7,401
Gregory Lee	6	$5,759	31	$13,861	7	$7,401

	Registered Investment Companies		Other Pooled Investment Vehicle		Other Accounts
Fund/Portfolio		Total Assets		Total Assets		Total Assets
Manager(s)	Number	(In millions)	Number	(In millions)	Number	(In millions)

500 Stock Index, Broad Market Index, Mid/Small Company Index and Overseas Equity Index Funds
Richard Brown	86	$49,900	87	$66,350	72	$82,288
Karen Wong	86	$49,900	87	$66,350	72	$82,288
Thomas J. Durante	86	$49,900	87	$66,350	72	$82,288

	Registered Investment Companies		Other Pooled Investment Vehicles*		Other Accounts*
Fund/Portfolio		Total Assets		Total Assets		Total Assets
Manager(s)	Number	(In millions)	Number	(In millions)	Number	(In millions)

Diversifying Strategies Fund
Vassilis Dagioglu	9	$1,170	29	$6,037	90	$5,354
James H. Stavena	9	$1,170	29	$6,037	90	$5,354
Torrey K. Zaches	9	$1,170	29	$6,037	90	$5,354

*	Number of accounts where advisory fee is based on account performance: 6 other pooled investment vehicles with total assets of $556.7 million and 17 other accounts with total assets of $3.594 billion.

The following should be read in conjunction with the information found under the section entitled “Manager Ownership of Fund Shares” on page 134:

As of December 31, 2012, none of the Mellon Capital portfolio managers owned shares of the Funds for which they provided portfolio manager services.

DIVERSIFYING STRATEGIES FUND

Effective March 1, 2013, Nick Niziolek and Dennis Cogan of Calamos Advisors LLC (“Calamos”) replaced John P. Calamos, Jr. and Christopher Hartman as portfolio managers for the portion of the Vantagepoint Diversifying Strategies Fund managed by Calamos.

The following replaces the information relating to Calamos under the section entitled “Additional Information Pertaining to Portfolio Managers of the Funds” on pages 89-92 of the SAI:

Calamos reported the following regarding other accounts managed by portfolio manager(s) as of October 31, 2012:

	Registered Investment		Other Pooled Investment
	Companies*		Vehicles		Other Accounts
Diversifying Strategies Fund
Fund/Portfolio
Manager(s)	Number	Total Assets	Number	Total Assets	Number	Total Assets

John P. Calamos, Sr.	23	$24,394,602,270	11	$2,012,531,959	2,573	$4,951,107,661
Gary D. Black	23	$24,394,602,270	12	$2,037,431,753	2,573	$4,951,107,661
Jeff Scudieri	20	$21,824,448,576	11	$2,012,531,959	2,573	$4,951,107,661
Jon A. Vacko	20	$21,824,448,576	11	$2,012,531,959	2,573	$4,951,107,661
John Hillenbrand	20	$21,824,448,576	11	$2,012,531,959	2,573	$4,951,107,661
Steve Klouda	20	$21,824,448,576	11	$2,012,531,959	2,573	$4,951,107,661
Joe Wysocki	20	$21,824,448,576	11	$2,012,531,959	2,573	$4,951,107,661
Nick Niziolek**	20	$21,824,448,576	11	$2,012,531,959	2,573	$4,951,107,661
Dennis Cogan**	20	$21,824,448,576	11	$2,012,531,959	2,573	$4,951,107,661

*	Calamos reported that the number of accounts where advisory fee is based on account performance: 3 registered investment companies with total assets of approximately $1,361 million.

**	Messrs. Cogan and Niziolek assumed day-to-day management as part of the team for all noted accounts on March 1, 2013.

Potential Conflicts of Interest

Calamos states that its portfolio managers are responsible for managing both mutual fund accounts and other accounts, including separate accounts and funds not required to be registered under the 1940 Act. Calamos further states that, other than potential conflicts between investment strategies, the side-by-side management of both mutual fund accounts and other accounts may raise potential conflicts of interest due to the interest held by Calamos in an account and certain trading practices used by the portfolio managers (e.g., cross trades between a mutual fund and another account and allocation of aggregated trades).

Calamos states that it has developed policies and procedures reasonably designed to mitigate those conflicts. For example, Calamos states that it will only place cross-trades in securities held by mutual funds in accordance with the rules promulgated under the 1940 Act and has adopted policies designed to ensure the fair allocation of securities purchased on an aggregated basis. Calamos states that the allocation methodology employed by Calamos varies depending on the type of securities sought to be bought or sold and the type of client or group of clients. Calamos states that, generally, however, orders are placed first for those clients that have given Calamos brokerage discretion (including the ability to step out a portion of trades), and then to clients that have directed Calamos to execute trades through a specific broker. Calamos, however, further states that if the directed broker allows Calamos to execute with other brokerage firms, which then book the transaction directly with the directed broker, the order will be placed as if the client had given Calamos full brokerage discretion. Calamos states that it and its affiliates frequently use a “rotational” method of placing and aggregating client orders and will build and fill a position for a designated client or group of clients before placing orders for other clients.

Calamos states that a client account may not receive an allocation of an order if: (a) the client would receive an unmarketable amount of securities based on account size; (b) the client has precluded Calamos from using a particular broker; (c) the cash balance in the client account will be insufficient to pay for the securities allocated to it at settlement; (d) current portfolio attributes make an allocation inappropriate; and (e) account specific guidelines, objectives and other account specific factors make an allocation inappropriate. Calamos states that under its’ policy, allocation methodology may be modified when strict adherence to the usual allocation is impractical or leads to inefficient or undesirable results. Calamos states that its head trader must approve each instance that the usual allocation methodology is not followed and provide a reasonable basis for such instances and all modifications must be reported in writing to the Calamos Chief Compliance Officer on a monthly basis.

Calamos states that it generally allocates investment opportunities for which there is limited availability among participating client accounts pursuant to an objective methodology (i.e., either on a pro rata basis or using a rotational method, as described above). However, in some instances, Calamos states that it may consider subjective elements in attempting to allocate a trade, in which case a Fund may not participate, or may participate to a lesser degree than other clients, in the allocation of an investment opportunity. In considering subjective criteria when allocating trades, Calamos states that it is bound by its fiduciary duty to its clients to treat all client accounts fairly and equitably.

Calamos believes that the potential conflicts that could arise as a result of concurrent management of the Fund and other accounts include the allocation of investment opportunities and securities purchased among these multiple accounts. Similarly, Calamos states that trading in securities by Calamos personnel for their own accounts potentially could conflict with the interest of clients. Calamos does not believe that any of these potential conflicts of interest are material and Calamos states that the firm has policies and procedures in place to detect, monitor and resolve these and other potential conflicts of interest that are inherent to its business as an investment adviser.

Calamos states that affiliates of Calamos and Calamos Financial Services LLC (“CFS”), Calamos Asset Management, Inc. (“CAM”), Calamos Investments LLC (“CILLC”), Calamos Family Partners, Inc. (“CFP”) and the owners of these affiliates, which include John P. Calamos, Sr. (“Calamos Family”), may invest in products managed by Calamos to support the continued growth of investment products and strategies, including investments to seed new products. Calamos states that notwithstanding any provision to the contrary in the Calamos Code of Ethics, investments made by CAM, CILLC, CFP and the Calamos Family in products managed by Calamos are not subject to restrictions of the Calamos Code of Ethics regarding short term or speculative trading, and that as a result, such entities or individuals may hedge corporate or personal investments in such products. The firm states, however, that these hedging transactions are subject to pre-clearance by the Calamos Compliance Department and reporting to the CAM Audit Committee. In addition, Calamos states that the trading execution order must be (1) products or accounts managed by Calamos (2) CAM, (3) CILLC, (4) and CFP and/or the Calamos Family. The firm states that all other provisions of the Calamos Code of Ethics are otherwise applicable.

Calamos states that its General Counsel may approve additional strategies or instruments based on unusual market circumstances and on the determination that the transactions would not impact the broader market or conflict with any customer activity.

Compensation of Portfolio Managers

Calamos states that as of December 31, 2012, John P. Calamos, Sr. and Gary D. Black, our Global Co-CIOs, receive all of their compensation from Calamos. Calamos further states that each has entered into an employment agreement that provides for compensation in the form of an annual base salary and a target bonus, both components payable in cash, and that their target bonus is set at a percentage of the respective base salary. Similarly, there is a target for Long-Term Incentive (“LTI”) awards and that target is also set at a percentage of the respective base salaries. Additionally, Mr. Black’s arrangement provides that he will receive certain incentive fee payments collected from an affiliated entity of Calamos unrelated to his activities with mutual funds accounts or other registered investment companies.

Calamos states that as of December 31, 2012, Jeff Scudieri, Jon Vacko, John Hillenbrand, Steve Klouda, and Joe Wysocki receive all of their compensation from Calamos and that as of March 1, 2013 Dennis Cogan and Nick Niziolek receive all of their compensation from Calamos. Calamos states that they each receive compensation in the form of an annual base salary, a discretionary bonus (payable in cash) and LTI awards, and that each of these individuals has a bonus range of opportunity which is expressed as a percentage of base salary. Calamos further states that each of these individuals is also eligible for discretionary LTI awards based on individual and collective performance; however, these awards are not guaranteed from year to year. Calamos states that LTI awards consist of restricted stock units or a combination of restricted stock units and stock options.

Calamos states that the amounts paid to all portfolio managers and the criteria utilized to determine the amounts are benchmarked against industry specific data provided by third party analytical agencies. According to Calamos, the portfolio managers’ compensation structure does not differentiate between the Fund and other accounts managed by the portfolio managers, and is determined on an overall basis, taking into consideration the performance of the various strategies managed by the portfolio managers. Calamos states that portfolio performance, as measured by risk-adjusted portfolio performance, is utilized to determine the target bonus, as well as overall performance of Calamos. Calamos states that all portfolio managers are eligible to receive annual equity awards in shares of Calamos Asset Management, Inc. under an incentive compensation plan.

Calamos states that historically, the annual equity awards granted under the incentive compensation plan have been comprised of stock options and restricted stock units which vest over periods of time. Calamos states that unless terminated early, the stock options have a ten-year term. Calamos states that grants of restricted stock units and stock options must generally be approved by the Compensation Committee of the Board of Directors of Calamos Asset Management, Inc.

Calamos also states that the compensation structure described above is also impacted by additional corporate objectives set by the Board of Directors of Calamos Asset Management, Inc., which for 2012 included investment performance, as measured annually by risk-adjusted performance of the investment strategies managed by Calamos over a blended short- and long-term measurement period; distribution effectiveness, as measured by redemption rates and net sales in products that are open to new investors; and financial performance, as measured by operating earnings and margin.

The following should be read in conjunction with the information found under the section entitled “Manager Ownership of Fund Shares” on page 134:

As of December 31, 2012, none of the Calamos portfolio managers owned shares of the Diversifying Strategies Fund.

DIRECTOR CHANGES

Effective April 1, 2013, Ms. Dorothy D. Hayes will begin serving as a Director of The Vantagepoint Funds (the “Trust”), replacing Ms. Robin L. Wiessmann. Accordingly, the following changes are made to the SAI effective April 1, 2013.

Information about the Officers and Directors

Effective April 1, 2013, the following replaces the information about the Directors on pages 48 — 50 of the SAI:

INDEPENDENT DIRECTORS

		Term/Service		Other
	Positions	Expiration	Principal	Directorships
Name, Address,*	Held with	and Length of	Occupation(s)	Held By
and Age	the Trust	Time Served†	During Past Five Years	Director

N. Anthony Calhoun (65)	Director, Audit Committee Member and Chair, Investment Committee and Nominating and Governance Committee Member	October 31, 2013; Director since November 1998	Independent Consultant (financial consulting) (April 2009 — present); Executive Deputy State Treasurer — Commonwealth of Pennsylvania (August 2007 — March 2009)	N/A

		Term/Service		Other
	Positions	Expiration	Principal	Directorships
Name, Address,*	Held with	and Length of	Occupation(s)	Held By
and Age	the Trust	Time Served†	During Past Five Years	Director

George M. Chamberlain, Jr. (66)	Director, Investment Committee and Nominating and Governance Committee Member	October 31, 2014; Director since January 2012	Director and Vice President, Legal and Business Affairs — SCM Advantage LLC (supply chain consulting) (October 2009 — present); Principal — GMC Consulting (corporate consulting) (May 1999 — present) Board member — Alzheimer’s Association Delaware Valley Chapter (January 2008 — present); Board member — Trapp Family Lodge Cooperative (non-profit) (April 2008 — present); Board member and Vice Chair — Walnut Street Theater (January 2000 — June 2010)	N/A

Donna K. Gilding (73)	Director, Investment Committee Member and Chair, and Nominating and Governance Committee Member	October 31, 2013; Director since November 1998	Chief Investment Officer — Lowenhaupt Global Advisors, LLC (Sept. 2006 — present); Trustee (2007 — present) and Chair of Investment Committee (2009 — present) —The National YMCA Fund, Inc.	N/A

		Term/Service		Other
	Positions	Expiration	Principal	Directorships
Name, Address,*	Held with	and Length of	Occupation(s)	Held By
and Age	the Trust	Time Served†	During Past Five Years	Director

Dorothy D. Hayes (62)	Director	October 31, 2014	Director, Chair of the Finance Committee, and member of Executive Committee — First Tech Federal Credit Union (2011-present); Director and Chair of the Finance Committee — American Leadership Forum - Silicon Valley (2011- present); Director and Chair of the Audit Committee (2010-present) and Chair of the Board of Directors and member of Executive and Fund Development Committees (2012-present) — Silicon Valley FACES; Director and Chair of the Audit Committee — Range Fuels (development-stage biofuels company) (2008-2012); Director and Chair of the Finance Committee — Addison Avenue Federal Credit Union (2002-2010); Trustee — Foothills Foundation, Foothills Congregational Church (church foundation) (2004-present); Vice President, Internal Audit — Intuit, Inc. (financial software and services company) (2005-2008)	Trustee, chair of the finance committee, member of the executive committee, and member of the investment committee — Computer History Museum (2006-present).

Arthur R. Lynch (58)	Director, Audit Committee Member, Investment Committee Member, and Nominating and Governance Committee Member	October 31, 2013; Director since November 1998	President and Chief Executive Officer — SRJ Government Consultants, LLC (October 2009 — present); Deputy City Manager — City of Glendale, Arizona (2005 — October 2009)	N/A

Timothy M. O’Brien (63)	Director, Audit Committee Member, Investment Committee Member, and Nominating and Governance Committee Member	October 31, 2014; Director since September 2005	Independent Consultant (pension consulting) (2003 — present); Board member and Chair of Audit Committee and member of Investment and Benefits Committees — Public Employees Retirement Association of Colorado (July 2011-present)	N/A

INTERESTED DIRECTOR

		Term/Service		Other
	Positions	Expiration	Principal	Directorships
Name, Address,*	Held with	and Length of	Occupation(s)	Held By
and Age	the Trust	Time Served†	During Past Five Years	Director

David R. Mora (68)**	Director	October 31, 2013; Director since November 2011	Board member (January 2005 — present) and Chair of the Board of Directors (January 2010 — present) — ICMA Retirement Corporation; West Coast Regional Director — International City/County Management Association (February 2009 — April 2011); City Manager — City of Salinas, CA (September 1990 — September 2008); Board member — Public Entity Risk Institute (non-profit) (January 2000 — December 2008)	N/A

NOTES:

*	The business address for each Director and Officer is 777 N. Capitol Street N.E., Washington, DC 20002.

**	Mr. Mora is considered an Interested Director because he is a director of ICMA Retirement Corporation, the parent company of VIA and ICMA-RC Services. Mses. McCallen, Glista, Montez, and McGrath and Mr. Rohrbacher are considered to be “interested persons” of the Trust, as that term is defined under the 1940 Act, due to their positions as officers of the following entities: VIA; ICMA-RC Services, the distributor of the Funds; ICMA-RC, the parent company of VIA and ICMA-RC Services; and VantageTrust Company, LLC.

†	The Declaration of Trust sets forth the length of the directors’ terms (five years for Class 1 and Class 2; one year for Class 3), limits each Class 1 and Class 2 director’s length of service to 12 consecutive years, and prohibits each director from serving a term that begins after he or she has reached age 72. The date shown in this column reflects the expiration date of the director’s current term, the end of the Class 1 or Class 2 Director’s 12th year of service, or the director’s retirement date, whichever occurs first.

Additional Information Regarding the Directors

Each of the Directors possesses the specific experience, qualifications, attributes and skills necessary to serve as a Director of the Trust. In particular, Mr. Calhoun has financial, executive and public sector experience from previous senior finance-related positions in state, municipal and federal governments; Mr. Chamberlain has experience as a director and officer for other mutual fund complexes, and has investment management, legal and executive experience having served as the Chief Compliance Officer and General Counsel for a mutual fund administrator and General Counsel for an SEC registered investment adviser; Ms. Gilding has experience in the field of investment management as well as executive and public sector experience by serving and having served as a chief investment officer for both SEC registered investment advisers and a municipal government; Ms. Hayes has experience in the field of corporate finance as well as executive, audit and financial experience having served in a variety of finance-related positions at publicly traded companies, and she has served as either a director, committee member or committee chair at several non-profit organizations and credit unions; Mr. Lynch has financial, executive and public sector experience from previous senior finance-related positions for a municipal government; Mr. Mora has executive and public sector experience from senior executive positions in local governments and has experience as a director of an SEC registered investment adviser; and Mr. O’Brien has financial and executive experience having served as a pension consultant and as a chief executive officer for a non-profit organization and has government audit and accounting experience having served as auditor of a state government.

Compensation

The following sentence should be added to the bottom of the compensation table on page 53 of the SAI effective April 1, 2013.

Effective April 1, 2013, Ms. Wiessmann no longer serves as a Director of The Vantagepoint Funds. For the fiscal year ended December 31, 2012, Ms. Hayes received $0 in aggregate compensation from the Funds.

Ownership of Fund Shares by the Directors

The following should be read in conjunction with the table in the section entitled “Ownership of Fund Shares by the Directors” on page 54 of the SAI effective April 1, 2013:

The following table represents Fund shares owned by the following Directors as of December 31, 2012:

Aggregate Dollar Range of Equity
Securities in All Registered
Investment Companies Overseen
Name of Director	Dollar Range of Equity	by Director in Family of
Independent Directors	Securities in the Funds	Investment Companies

Dorothy D. Hayes	-0-	None

NOTE: Effective April 1, 2013, Ms. Wiessmann no longer serves as a Director of The Vantagepoint Funds.

CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES

The following should be added to the 5% beneficial ownership chart at the bottom of page 57 of the SAI:

Milestone 2050 Fund

		Class and Percentage of
Name	Address	Class of Shares Owned

ICMA Retirement Corporation	777 N. Capitol Street, NE	7.59%
	Washington, DC 20002

Please retain this supplement for future reference.